SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2003

TIB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

99451 Overseas Highway, Key Largo, Florida 33037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (305) 451-4660

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EX-99.1 Press Release dated 11/04/03

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits

99.1	Press Release dated November 4, 2003

ITEM 12. Results of Operations and Financial Condition

     On November 4, 2003, TIB Financial Corp. issued a press release announcing certain financial results and additional information. A copy of the press release is attached to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.

	By:	/s/ Edward V. Lett

Edward V. Lett, President and Chief Executive Officer

Date: November 4, 2003